FEDERATED STOCK AND BOND FUND, INC.
CLASS A SHARES

SUPPLEMENT TO PROSPECTUS DATED DECEMBER 31, 1998

     The table entitled "What are the Fund's Fees and Expenses?" on page 3 of the prospectus inadvertently understated the Class A Share expenses before waivers. Here is a revised table for your reference.

Please delete the table in your current prospectus and replace it with the following:

WHAT ARE THE FUND'S FEES AND EXPENSES

FEDERATED STOCK AND BOND FUND, INC.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold and redeem shares of the Fund's Class A, B, or C Shares.

SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT                             CLASS  CLASS  CLASS

                                                                    A      B      C

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage   5.50%  None   None
of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of original   0.00%  5.50%  1.00%
purchase price or redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and    None   None   None
other Distributions) (as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)  None   None   None
Exchange Fee                                                        None   None   None

ANNUAL FUND OPERATING EXPENSES (Before Waivers)1
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS (AS A PERCENTAGE OF
AVERAGE NET ASSETS)

Management Fee2 0.74% 0.74% 0.74% Distribution (12b-1) Fee3 0.25% 0.75% 0.75%
Shareholder Services Fee 0.25% 0.25% 0.25% Other Expenses 0.33% 0.33% 0.33% Total Annual Fund Operating Expenses 1.57% 2.07%4 2.07% 1 Although not contractually obligated to do so, the adviser waived and distributor reimbursed certain amounts. These are shown below along with the net expenses the Fund ACTUALLY PAID for the fiscal year ended October 31, 1998.

   Waiver of Fund Expenses                                  0.32%  0.07%  0.07%
   Total Actual Annual Fund Operating Expenses
          (after waivers)                                    1.25%  2.00%  2.00%
2 THE ADVISER HAS VOLUNTARILY WAIVED A PORTION OF THE MANAGEMENT FEE. THE ADVISER CAN TERMINATE THIS VOLUNTARY WAIVER AT ANY TIME. THE MANAGEMENT FEE PAID BY THE FUND (AFTER THE VOLUNTARY WAIVER) WAS 0.67% FOR THE YEAR ENDED OCTOBER 31, 1998.

3 CLASS A SHARES DID NOT PAY OR ACCRUE THE DISTRIBUTION (12B-1) FEE DURING THE YEAR ENDED OCTOBER 31, 1998. CLASS A SHARES HAS NO PRESENT INTENTION OF PAYING OR ACCRUING THE DISTRIBUTION (12B-1) FEE DURING THE YEAR ENDING OCTOBER 31, 1999.

4 CLASS B SHARES CONVERT TO CLASS A SHARES (WHICH PAY LOWER ONGOING EXPENSES) APPROXIMATELY EIGHT YEARS AFTER PURCHASE.

EXAMPLE:

The following Example is intended to help you compare the cost of investing in the Fund's Class A, Class B, and Class C Shares with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund's Class A, Class B, and Class C Shares for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, Class B, and Class C Shares operating expenses are BEFORE WAIVERS as shown above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be: SHARE CLASS 1 3 YEARS 5 YEARS 10 YEARS

                              YEAR

CLASS A SHARES

Expenses assuming redemption $701  $1,018  $1,358  $2,315
Expenses assuming no         $701          $1,358  $2,315
redemption                         $1,018

Expenses assuming redemption $760  $1,049  $1,314  $2,208
Expenses assuming no         $210  $649    $1,114  $2,208
redemption
CLASS C SHARES
Expenses assuming redemption $310  $649    $1,114  $2,400
Expenses assuming no         $210  $649    $1,114  $2,400
redemption



                                                                  April 30, 1999

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Cusip 313911109
G01407-13 (4/99)